SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) June 15, 2004
                                                         -------------

                         THE BEAR STEARNS COMPANIES INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)



          DELAWARE                  File No. 1-8989             13-3286161
          --------                  ---------------             ----------

(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                   Identification Number)



          383 Madison Avenue, New York, New York                  10179
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         (Address of principal executive offices)               (zip code)



    Registrant's telephone number, including area code:     (212) 272-2000
                                                            --------------



                                 Not Applicable
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           (former name or former address, if changed since last report)

Item 5.     Other Events and Required FD Disclosure
            ---------------------------------------

            Filed herewith are copies of:

            (a) Opinion of Cadwalader, Wickersham & Taft LLP as to certain federal income tax consequences described in the Pricing Supplement, dated June 15, 2004, to the Prospectus Supplement and the Prospectus, each dated November 17, 2003, included in the Registration Statement on Form S-3 filed by the Company (Registration No. 333-109793).

            (b)   Consent of Cadwalader, Wickersham & Taft LLP.

            (c)   Form of Medium Term Note, Series B (Bear Extendible Notes).

            (d) Opinion of Cadwalader, Wickersham & Taft LLP as to certain federal income tax consequences described in the Pricing Supplement, dated July 7, 2004, to the Prospectus Supplement and the Prospectus, each dated November 17, 2003, included in the Registration Statement on Form S-3 filed by the Company (Registration No. 333-109793).

            (e)   Consent of Cadwalader, Wickersham & Taft LLP.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits
            ------------------------------------------------------------------

            (a)   Financial Statements of Businesses Acquired:

                  Not applicable.

            (b)   Pro Forma Financial Information:

                  Not applicable.

            (c)   Exhibits:

                  The following exhibits are incorporated by reference into the Registration Statement on Form S-3 (Registration No. 333-109793) as exhibits to such Registration Statement:

                  4(b)(16) Form of Medium Term Note, Series B (Bear Extendible Notes).

                  8(a) Opinion of Cadwalader, Wickersham & Taft LLP as to certain federal income tax consequences described in the Pricing Supplement, dated June 15, 2004, to the Prospectus Supplement and the Prospectus, each dated November 17, 2003.

                  8(b) Opinion of Cadwalader, Wickersham & Taft LLP as to certain federal income tax consequences described in the Pricing Supplement, dated

                            July 7, 2004, to the Prospectus Supplement and the Prospectus, each dated November 17, 2003.

                  23(c) Consent of Cadwalader, Wickersham & Taft LLP (Included in Exhibit 8(a)).

                  23(d) Consent of Cadwalader, Wickersham & Taft LLP (Included in Exhibit 8(b)).











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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       THE BEAR STEARNS COMPANIES INC.



                                       By:  /s/ Jeffrey M. Farber
                                          --------------------------------------
                                          Jeffrey M. Farber
                                          Controller
                                          (Principal Accounting Officer)

Dated:      July 15, 2004







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

                         THE BEAR STEARNS COMPANIES INC.

                                    FORM 8-K

                                 CURRENT REPORT

                                  EXHIBIT INDEX
                                  -------------



Exhibit No.     Description
-----------     -----------

4(b)(16)        Form of Medium Term Note, Series B (Bear Extendible Notes).

8(a) Opinion of Cadwalader, Wickersham & Taft LLP as to certain federal income tax consequences described in the Pricing Supplement, dated June 15, 2004, to the Prospectus Supplement and the Prospectus, each dated November 17, 2003.

8(b) Opinion of Cadwalader, Wickersham & Taft LLP as to certain federal income tax consequences described in the Pricing Supplement, dated July 7, 2004, to the Prospectus Supplement and the Prospectus, each dated November 17, 2003.

23(c)           Consent of Cadwalader, Wickersham & Taft LLP (Included in
                Exhibit 8(a)).

23(d)           Consent of Cadwalader, Wickersham & Taft LLP (Included in
                Exhibit 8(b)).













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